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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 18, 1996

                             APPLIED MATERIALS, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                     0-6920                       94-1655526
(State or other jurisdiction     (Commission File Number)        (IRS employer
of Incorporation)                                                identification
                                                                     number)

3050 Bowers Avenue, Santa Clara, California                     95054-3299
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code            (408) 727-5555


                                  Inapplicable
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On November 18, 1996, the Company notified its unsecured senior noteholders of its intention to repay the notes prior to their scheduled maturities, as provided under the terms of the agreement. The outstanding principal balance of the notes was $52.5 million on the date of the notification. The noteholders will receive approximately $56.1 million on December 19, 1996, representing principal, accrued interest and prepayment charges.

         On November 21, 1996, the Company issued a press release announcing its results of operations for the three months and fiscal year ended October 27, 1996. A copy of the financial statements attached to the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits


                  Exhibit Number                     Exhibit
                  --------------                     -------

                        99.1                         Financial Statements attached to Press Release, dated
                                                     November 21, 1996, of Applied Materials, Inc.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   November 21, 1996



                                           APPLIED MATERIALS, INC.
                                                    (Registrant)



                                           By:   \s\ Gerald F. Taylor
                                                 -----------------------------
                                                 Gerald F. Taylor
                                                 Senior Vice President and
                                                 Chief Financial Officer
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                                  EXHIBIT INDEX



Exhibit Number                              Exhibit
--------------                              -------

      99.1                                  Financial Statements attached to Press Release, dated
                                            November 21, 1996, of Applied Materials, Inc.